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                                    EXHIBIT I

                             JOINT FILING AGREEMENT


Each of the undersigned hereby agrees that the Schedule 13G filed herewith is filed jointly on behalf of each of them pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended.


                                    SIGNATURE

After reasonable inquiry and to the best of the undersigned's knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete, and correct.

DATE: February 12, 2002



                                      BRENTWOOD ASSOCIATES IX, L.P.,
                                      a Delaware limited partnership


                                      By:  Brentwood IX Ventures, L.L.C.,
                                           a Delaware limited partnership
                                           Its:  General Partner


                                           By:  /s/ G. Bradford Jones
                                               ------------------------------
                                                G. Bradford Jones
                                                General Partner

                                      BRENTWOOD AFFILIATES FUND III, L.P.,
                                      a Delaware limited partnership


                                      By:  Brentwood IX Ventures, L.L.C.,
                                           a Delaware limited partnership
                                           Its:  General Partner


                                           By:  /s/ G. Bradford Jones
                                               ------------------------------
                                                G. Bradford Jones
                                                General Partner





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                                           BRENTWOOD IX VENTURES, L.L.C.,
                                           a Delaware limited partnership


                                           By:  /s/ G. Bradford Jones
                                               ------------------------------
                                                G. Bradford Jones
                                                General Partner




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